SOLUNA HOLDINGS | SOLUNA COMPUTING

October 2022 Flash

December 2022

Preamble

- The following discussion is completely qualified by the legal disclosures on the several pages following this one
- Our goal is to share with you some of our strategic thinking and financial analysis we are using to guide the growth of our business
- The discussion is in line with our principles of being accountable and transparent with shareholders
- We operate in a hyper dynamic economic environment. That's a fancy way of saying things change quickly. What we are telling you here is based on our estimates and assumptions which are our best guess. We reserve the right to revise our point of view based on new information and changes in the business environment
- Despite an uncertain, dynamic environment, we must plan and make operating and investment decisions. This presentation lays some of that out for your review

Legal Disclosure & Disclaimer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act that reflect our current views with respect to, among other things, our operations, business strategy, interpretation of prior development activities, plans to develop and commercialize our products and services, potential market opportunity, financial performance and needs for additional financing. We have used words like "anticipate," "believe," "could," "estimate," "expect," "future," "intend," "may," "plan," "potential," "project," "will," and similar terms and phrases to identify forward-looking statements in this presentation.

The forward-looking statements contained in this presentation are based on management's current expectations and are subject to substantial risks, uncertainty and changes in circumstances. Actual results may differ materially from those expressed by these expectations due to risks and uncertainties, including, among others, those related to our ability to obtain additional capital on favorable terms to us, or at all, the success, timing and cost of ongoing or future operations, the lengthy and unpredictable nature of the project development, and technology process and businesses in which we currently engage or may engage.

These risks and uncertainties include, but may not be limited to, those described in our filings with the SEC. Forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to review or update any forward-looking statement except as may be required by applicable law.

Legal Disclosure & Disclaimer

The material in this presentation has been prepared by Soluna and is general background information about Soluna's activities, current as at the date of this presentation and is provided for information purposes only. It should be read in conjunction with Soluna's periodic and continuous disclosure announcements filed with the Securities and Exchange Commission. This presentation provides information in summary form only and is not intended to be complete. Soluna makes no representation or warranty, express or implied, as to the accuracy, completeness, fairness or reliability of any of the information, illustrations, examples, opinions, forecasts, reports, estimates and conclusions contained in this presentation. It is not intended to be relied upon as advice or a recommendation to investors or potential investors and does not take into account the investment objectives, financial situation, taxation situation or needs of any particular investor. Due care and consideration should be undertaken when considering and analyzing Soluna's future performance and business prospects. THIS PRESENTATION IS NOT INTENDED TO SERVE AS A FORECAST OF ANY SUCH FUTURE PERFORMANCE OR PROSPECTS. An investor must not act on any matter contained in this document but must make its own assessment of Soluna and conduct its own investigations and analysis. Investors should assess their own individual financial circumstances and consider talking to a financial adviser, professional adviser or consultant before making any investment decision. This document does not constitute an offer, invitation, solicitation or recommendation with respect to the purchase or sale of any security in Soluna nor does it constitute financial product advice. This document is not a prospectus, product disclosure statement or other offer document under United States federal or state securities law or under any other law. This document has not been filed, registered or approved by regulatory authorities in any jurisdiction.

Any projection, forecast, estimate or other "forward-looking" statement in this presentation only illustrates hypothetical performance under specified assumptions of events or conditions that have been clearly delineated herein. Such projections, forecasts, estimates or other "forward-looking" statements are not reliable indicators of future performance. Hypothetical or illustrative performance information contained in these materials may not be relied upon as a promise, prediction or projection of future performance and are subject to significant assumptions and limitations. In addition, not all relevant events or conditions may have been considered in developing such assumptions. READERS OF THIS DOCUMENT SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. SOME EVENTS OR CONDITIONS MAY NOT HAVE BEEN CONSIDERED IN SUCH ASSUMPTIONS. ACTUAL EVENTS OR CONDITIONS WILL VARY AND MAY DIFFER MATERIALLY FROM SUCH ASSUMPTIONS. READERS SHOULD UNDERSTAND SUCH ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR THEIR PURPOSES. This presentation may include figures related to past performance or simulated past performance as well as forecasted or simulated future performance. Soluna disclaims any obligation to update their views of such risks and uncertainties or to publicly announce the results of any revision to the forward-looking statements made herein.

Legal Disclosure & Disclaimer

Use of Projections and Illustrations This presentation contains certain financial forecasts and illustrations. Neither Soluna's [nor Soluna Holdings] independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation. The material in this presentation is for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, cash contribution margin, cash contribution margin excluding tornado, cash contribution margin excl. tornado & shutdown, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Use of Estimates in Monthly Presentations

Numbers presented BEFORE the release of Form 10-K for fiscal year ended December 31st, 2022, are monthly estimates and subject to change upon final accounting adjustments and entries. These monthly estimates are presented as an illustration of management's review of key metrics that help in understanding the performance of the Company. Readers are strongly encouraged to review this presentation in connection with the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2022 and the Company's Annual Report on Form 10-K for the year ended December 31, 2021.

Key Operating Principles

Alignment of Interests & Transparency

Private equity firm owns 28%[1]

High Velocity Execution

Senior Brookstone personnel involved in active executive capacity

Focus on Return of Invested Capital (ROIC) & Capital Discipline

Long-Term Strategy Beyond Crypto

(1) Calculated as a percent of total undiluted shares

Excess energy from renewable sources

We buy *curtailed* energy from renewable power plants and convert it to clean, low-cost global computing.

Batch-oriented Computing like cryptocurrency mining

The opportunity beyond crypto is **Batchable Computing**


$10B
Digital currencies


$5B
Pharma research


$40B
Graphics/video processing


$40B
Scientific research

Agenda

In this presentation, we will be covering the following items:

Business Update

Flash October 2022 Results



SOLUNA

Business Update

Soluna Status Report

Dorothy Energizing Status

- Nearing completion of planning phase of ERCOT approval process providing line of sight to potential energization in early February / early March
- 50MW doubles Soluna's operating footprint bringing the organization to scale, opportunity to expand to 100MW at a later date

Common Offering

- Existing shareholders supporting continued buildout of Dorothy
- $855k initial investment with option for investors to purchase an additional $1.7 million of common equity in two subsequent tranches of $855k

Business Update

- October revenues decreased 5.4% despite 9.9% decline in average hashprice from September to October according to Luxor's hashprice index*, representing 4.5% outperformance to BTC hashprice
- Power costs increased 5% in October from September, November costs expected to decrease ~6%, December costs expected to decrease 10%

* Luxor hashprice index ($ / PH / Day) – accounts for changes in Bitcoin price as well as changes in network hashrate

Dorothy Energizing Status

Nearing Completion of Planning Phase		*On Track for Energizing in First Quarter of 2023*
Planning →	**Modeling** →	**Operations**

Planning

- Part of ERCOT approval process focused on grid stability and compliance.

Modeling

- *Typically 90 days or less*
- Once Soluna enters this phase we should have clear line of sight to energization.
- Visibility will enable us to procure and plan miner installation.

Operations

- Testing and telemetry is conducted
- Execute interconnect
- Install miners
- Begin to ramp facility

Illustrative Dorothy Earnings Potential

XPs

Illustrative Monthly P&L
($ in ‘000s)

	Dorothy 1A 25MW Spring Lane (32% Owner)			Dorothy 1B 25MW 100% Owner		
	100% Hosting*	50% / 50%	100% Prop	100% Hosting*	50% / 50%	100% Prop
Cash Inflows	**1,098**	**1,433**	**1,767**	**1,098**	**1,433**	**1,767**
(-) Power Costs	(641)	(641)	(641)	(641)	(641)	(641)
Cash Contribution Margin	**458**	**792**	**1,127**	**458**	**792**	**1,127**
% Contribution Margin	*42%*	*55%*	*64%*	*42%*	*55%*	*64%*
Cash Contribution Margin to Soluna	**311**	**539**	**766**	**458**	**792**	**1,127**

Intended to illustrate cash economics to Soluna, NOT necessarily representative of GAAP accounting representation.

Note: Assumes $17k BTC price, 270 EH / s network hash rate, 90% capacity factor, 95% availability factor, and estimated $35 / kWh average annual power costs (including assumed seasonal demand fees and taxes). *Hosting contract based on $60 / kWh fixed rate.* Assumes that purchased and hosted machines are 140 Th/s Bitmain XPs.
* Hosting contemplated based on fixed $ / kWh basis to conform to potential Bitmain hosting construct, if XPs were hosted with pass-through construct inflows would expected to be higher.

Illustrative Dorothy Earnings Potential

S19s

Illustrative Monthly P&L
($ in '000s)

	Dorothy 1A 25MW Spring Lane (32% Owner)			Dorothy 1B 25MW 100% Owner		
	100% Hosting	50% / 50%	100% Prop	100% Hosting	50% / 50%	100% Prop
Cash Inflows	1,105	1,206	1,306	1,105	1,206	1,306
(-) Power Costs	(641)	(641)	(641)	(641)	(641)	(641)
Cash Contribution Margin	**465**	**565**	**665**	**465**	**565**	**665**
% Contribution Margin	*42%*	*47%*	*51%*	*42%*	*47%*	*51%*
Cash Contribution Margin to Soluna	**316**	**384**	**452**	**465**	**565**	**665**

Intended to illustrate cash economics to Soluna, NOT representative of GAAP accounting representation.

Note: Assumes $17k BTC price, 270 EH / s network hash rate, 90% capacity factor, 95% availability factor, and estimated $35 / kWh average annual power costs (including assumed seasonal demand fees and taxes). Hosting contract includes power cost pass-through, $146k fixed fee per 10 MW, and 15% profit share. Assumes that purchased and hosted machines are 100 Th/s S19j Pros. Cash inflows not referred to as revenue due to pending GAAP treatment of power cost pass-through for hosting contracts.

Operational Efficiencies - Soluna outperforms hashprice declines


Percent Decline
-5.4%
4.5% Relative Outperformance
-9.9%
October Revenue
(Non-GAAP)
Luxor Hashprice Monthly Average *

* Luxor hashprice index ($ / PH / Day) – accounts for changes in Bitcoin price as well as changes in network hashrate

Power Cost Update

Updates on Sophie and Marie Power Costs

- October FCA of 2.992 cents per kWh represents a 33% decline from August FCA
- Based on discussions with industry sources **November FCA anticipated to decrease 6%** from October levels
  - November FCA declined ~15% from previously expected FCA of $3.282
- Based on discussions with industry sources **December FCA anticipated to decrease 10%** from November levels **bringing power costs below June levels**



FUEL COST ADJUSTMENT ("FCA") SINCE JUNE
% Month-over-Month Change
June
2.704
July
3.873
43%
August
4.491
16%
September
2.843
(37%)
October
2.992
5%
November
2.826
(6%)
December*
2.554
(10%)

* Represents our understanding of expected FCA in December based on discussions with industry sources.

Illustrative Cash Contribution Impact from Potential Power Cost Declines in Nov. / Dec.

Potential power cost declines in November and December could represent $50 - $150 thousand in incremental Cash Contribution Margins*

($ in '000s)		Decrease in Power Costs 5%	10%	15%
October Adj. Cash Contribution Margin		365	365	365
	October Power Costs			
(+) Decline in Power Costs	$1,033	52	103	155
Cash Contribution Margin		**417**	**468**	**520**
% Contribution Margin		*25%*	*29%*	*32%*

* Represents our understanding of expected FCA declines in November and December based on discussions with industry sources.

Facility Results Review

- We will review each facility
- Then look at the consolidated results



September Business Summary

Flat BTC Production Despite Volatile Market

- BTC equivalent mined per day only decreased 1% despite average hashprice* declining 10% from September to October
- Peak hashrate remained around 1 EH/s

Cash Contribution Margins Expected to Improve in November and December

- 19% Consolidated cash contribution margins remain above July and August lows despite low BTC environment and energy costs that increased from September to October
- Power costs expected to decline in November and December based on conversations with industry sources which should improve margins from October levels

Hosting Agreement at Marie Remains Significantly More Profitable

- Hosting margins in October remained at 35% compared to (15%) in August

* Luxor data - https://www.blockchain.com/explorer/charts/hash-rate

Path to 2.5 EH/s Scale



Consolidated Hashrate (SHA-256, PH/s)
Subject to Project Finance Process + Ercot
316
198
403
126
277
567
312
255
616
364
252
696
439
257
714
452
235
733
519
215
897
608
288
869
604
265
876
613
263
856
606
250
894
616
278
920
636
283
989
719
270
1,789
800
719
270
2,589
800
1,519
270
Oct 2021
Nov 2021
Dec 2021
Jan 2022
Feb 2022
Mar 2022
Apr 2022
May 2022
Jun 2022
Jul 2022
Aug 2022
Sept 2022
Oct 2022
Nov 13, 2022
Dorothy 1a
Dorothy 1b
Hosted JV
Prop Mining

Sophie



- Average September PH/s increased by **2%** to **384.9 PH/s** versus September PH/s of 377.0
- Adjusted Cash Contribution Margin (Non-GAAP) in October was $241 thousand versus $324 thousand in September
  - The 26% decrease in Cash Contribution Margin was due to a 3% decline in revenue, a 10% increase in power costs, and a 10% increase in overhead costs excluding non-cash charges
- Site continues to perform despite low BTC price environment
- **Power costs expected to decline in November alleviating margin pressure**



BTC Equivalent Mined
52.58
(14%)
45.18
(2%)
44.26
Aug 2022 (31 days)
Sept 2022 (30 days)
Oct 2022 (31 days)



BTC Equivalent Mined per day
1.70
(11%)
1.51
(5%)
1.43
Aug 2022
Sept 2022
Oct 2022



Hashrate (SHA-256, PH/s)
381.7
(1%)
377.0
2%
384.9
22%
470.2**
Aug 2022
Sept 2022
Oct 2022
Nov 13, 2022

Note: July - September 2022 hashrate represents monthly average.
* Luxor data - https://www.blockchain.com/explorer/charts/hash-rate
** Daily average hashrate.

Sophie: Non-GAAP Historical Financials



($ in 000s) (Unaudited)

	Actual Q4 21	Actual FY 21	Jan 22	Feb 22	Mar 22	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Jul 22	Aug 22	Sep 22	Actual Q3 22	Estimate Oct 22	Estimate YTD 22
Revenue	2,772	2,772	1,294	1,132	1,382	3,808	1,634	1,310	1,077	4,022	1,099	1,176	895	3,170	870	11,869
Electricity/Direct Costs*	884	884	500	531	516	1,546	325	382	433	1,140	611	681	451	1,742	498	4,927
Overhead Costs	284	307	106	87	117	311	266	182	172	619	157	137	120	413	158	1,502
Adjusted Cost of Cryptocurrency Revenue 1** *(Non-GAAP)*	**$1,169**	**$1,191**	**$607**	**$618**	**$633**	**$1,857**	**$591**	**$563**	**$605**	**$1,760**	**$767**	**$817**	**$571**	**$2,155**	**$656**	**$6,428**
Cash Contribution Margin *(Non-GAAP)*	**$1,604**	**$1,581**	**$687**	**$514**	**$749**	**$1,950**	**$1,043**	**$747**	**$472**	**$2,262**	**$331**	**$359**	**$324**	**$1,014**	**$214**	**$5,441**
Cash Contribution %	*57.8%*	*57.0%*	*53.1%*	*45.4%*	*54.2%*	*51.2%*	*63.8%*	*57.0%*	*43.8%*	*56.2%*	*30.2%*	*30.5%*	*36.2%*	*32.0%*	*24.6%*	*45.8%*
Adjusted Cash Contribution Margin Excluding One Time Events & Projects* (Non-GAAP)**	**$1,705**	**$1,683**	**$687**	**$514**	**$749**	**$1,950**	**$1,189**	**$832**	**$561**	**$2,582**	**$331**	**$359**	**$324**	**$1,014**	**$241**	**$5,787**

*Includes Electricity costs

**Excludes Depreciation and R&D Expenses

***Excludes Year-to-date 2022 non-recurring expenses of $320 thousand (management estimate). Such non-recurring expenses are related to inventory reconciliation and quality assessment post installation of miners.

Key Operating Metrics:	Q4 21[1]	FY 21[1]	Jan 22	Feb 22	Mar 22	Q1 22[2]	Apr 22	May 22	Jun 22	Q2 22[3]	Jul 22	Aug 22	Sep 22	Q3 22[4]	Oct 22	YTD 22[5]
Avg. MW Deployed	7.39	7.39	13.83	14.10	13.29	13.74	15.24	15.64	14.66	15.18	16.09	16.08	15.81	15.99	16.03	15.08
Avg. Hashrate (SHA-256, PH/s)	92.44	92.44	205.95	211.78	226.63	214.79	300.03	322.65	357.62	326.77	371.53	381.74	377.00	376.76	384.92	313.99
Avg. BTC Price	55,932	47,449	41,114	40,763	41,966	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237	19,651	30,473
BTC Equivalent Mined	49.56	58.42	31.47	27.77	32.93	92.23	39.44	41.32	44.19	123.72	51.00	52.58	45.18	149.25	44.26	389.48

(1) Average of October 2021 - December 2021

(2) Average of January 2022 - March 2022

(3) Average of April 2022 - June 2022

(4) Average of July 2022 - September 2022

(5) Average of January 2022 - October 2022

Note: BTC Price in FY 21 column is the average of January 2021 to December 2021

For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie



- Average hashrate in October increased to 534.8, compared to 517.1 in September
  - The 3% increase was in part due to reduced TVA curtailments and cooler temperatures improving hash rate conditions
  - Average prop hashrate remained above 250 PH/s

- Cash Contribution Margin in October was $140 thousand, compared to $202 thousand in September
  - Decrease was largely due to higher power costs and 4% decline in revenue as a result of hashprice declines
  - New hosting contract continues to demonstrate significantly improved profitability from July and August lows



BTC Equivalent Mined
49.80
29.89
19.91
Aug 2022 (31 days)
9%
54.40
30.95
23.45
Sept 2022 * (30 days)
4%
56.31
30.72
25.59
Oct 2022 * (31 days)
BTC Equivalent Mined per day
1.61
0.96
0.64
Aug 2022
13%
1.81
1.03
0.78
Sept 2022
0%
1.82
0.99
0.83
Oct 2022
Hashrate (SHA-256, PH/s)
464.4
214.4
250.0
Aug 2022
11%
517.1
239.2
277.9
Sept 2022
3%
534.8
251.5
283.3
Oct 2022
(3%)
519.3
249.0
270.3
Nov 13, 2022 **
Hosted JV
Prop Mining

Note: July - September 2022 hashrate represents monthly average.
* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through.
** Daily average hashrate.

Marie: Non-GAAP Historical Financials(A)

Excludes ~$276k and ~$338k of power costs which are passed directly to hosting customer in September and October, respectively

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Jul 22	Aug 22	Sep 22	Actual Q3 22	*Estimate* Oct 22	Estimate YTD 22
Revenue *(Non-GAAP)*	$668	$1,463	$4,354	$6,589	$4,940	$1,567	$1,562	$1,107	$4,236	$1,061	$1,114	$801	$2,977	$769	$12,921
Prop Mining	668	1,114	2,626	4,512	3,488	1,192	1,129	737	3,058	711	669	613	1,993	604	9,141
Hosting	0	349	1,729	2,078	1,452	375	434	370	1,179	350	445	188	984	165	3,780
Electricity/Direct Costs*	$190	$392	$1,279	$1,884	$1,825	$439	$725	$714	$1,877	$941	$993	$506	$2,440	$533	$6,676
Prop Mining	190	208	389	811	738	174	363	365	902	498	480	384	1,362	440	3,442
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078	93	3,234
Overhead Costs	$0	$54	$290	$345	$333	$117	$132	$153	$401	$144	$124	$94	$361	$119	$1,215
Prop Mining	0	54	290	345	333	117	132	153	401	144	124	94	361	119	1,215
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjusted Cost of Cryptocurrency Revenue 2** *(Non-GAAP)*	$190	$446	$1,569	$2,229	$2,158	$556	$857	$866	$2,279	$1,084	$1,117	$600	$2,802	$652	$7,890
Prop Mining	190	263	679	1,155	1,071	290	495	518	1,303	641	604	478	1,723	559	4,657
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078	93	3,234
Cash Contribution Margin *(Non-GAAP)*	$478	$1,016	$2,785	$4,361	$2,782	$1,011	$706	$240	$1,958	($23)	($3)	$202	$175	$116	$5,031
Prop Mining	478	851	1,946	3,357	2,417	901	634	219	1,754	70	64	135	269	44	4,485
Hosting	0	166	839	1,004	366	110	72	21	203	(93)	(68)	66	(94)	72	546
Cash Contribution % (Non-GAAP)	*71.6%*	*69.5%*	*64.0%*	*66.2%*	*56.3%*	*64.5%*	*45.2%*	*21.7%*	*46.2%*	*-2.2%*	*-0.3%*	*25.1%*	*5.9%*	*15.1%*	*38.9%*
Prop Mining	*71.6%*	*76.4%*	*74.1%*	*74.4%*	*69.3%*	*75.6%*	*56.1%*	*29.7%*	*57.4%*	*9.8%*	*9.6%*	*22.1%*	*13.5%*	*7.4%*	*49.1%*
Hosting	*n/a*	*47.4%*	*48.5%*	*48.3%*	*25.2%*	*29.3%*	*16.6%*	*5.7%*	*17.3%*	*-26.6%*	*-15.2%*	*35.1%*	*-9.6%*	*43.5%*	*14.5%*
Adjusted Cash Contribution Margin Excluding One Time Events & Projects*** (Non-GAAP)	$478	$1,016	$2,818	$4,394	$2,945	$1,289	$706	$240	$2,236	($23)	($3)	$202	$175	$140	$5,496

*Includes Electricity and Hosting costs

**Excludes Depreciation and R&D Expenses

*** Excludes impact of tornado and shutdown

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward.. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Marie: Operating Metrics[A]

Key Operating Metrics:	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Q1 22[5]	Apr 22	May 22	Jun 22	Q2 22[6]	Jul 22	Aug 22	Sep 22	Q3 22[7]	Oct 22	YTD 22[8]
Avg. MW Deployed	1.58	3.09	10.64	7.46	15.88	14.59	19.20	17.91	17.23	18.09	17.56	18.49	18.05	18.46	17.20
Prop Mining	1.58	1.76	3.14	2.16	7.62	7.70	10.48	10.00	9.39	9.70	9.36	9.56	9.54	9.58	8.92
Hosted JV	-	1.99	7.50	5.30	8.27	6.89	8.72	7.91	7.84	8.39	8.20	8.93	8.51	8.88	8.27
Avg. Hashrate (SHA-256, PH/s)	12.80	58.62	324.77	205.06	441.47	421.08	561.86	499.94	494.29	493.83	464.41	517.08	491.77	534.82	481.74
Prop Mining	12.80	28.25	81.38	40.81	193.36	206.34	273.72	234.55	238.20	231.01	214.38	239.19	228.19	251.50	223.08
Hosted JV	-	45.56	243.38	164.25	248.11	214.74	288.14	265.39	256.09	262.82	250.03	277.89	263.58	283.32	258.67
Avg. BTC Price	46,498	42,031	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237	19,651	30,473
BTC Equivalent Mined	14.37	34.80	77.85	138.87	119.66	37.82	49.28	45.40	130.32	49.27	49.80	54.40*	140.16	56.31*	424.02
Prop Mining	14.37	26.49	46.94	95.08	84.48	28.76	35.60	30.23	94.05	33.01	29.89	30.95	93.83	30.72	299.98
Hosting	-	8.31	30.91	43.79	35.18	9.06	13.67	15.17	36.26	16.26	19.91	23.45*	46.33	25.59*	124.04

(1) Average of April 2021 - June 2021
(2) Average of July 2021 - September 2021
(3) Average of October 2021 - December 2021
(4) Average of January 2021 - December 2021
(5) Average of January 2022 - March 2022
(6) Average of April 2022 - June 2022
(7) Average of July 2022 - September 2022
(8) Average of January 2022 - October 2022

* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September and October results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through.

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Site Consolidation

- Average BTC mined declined by **1%** versus September
- Average hashrate set a new monthly record of **919.7 PH/s, previous high of 896.62 achieved in May 2022**
  - Average hashrate increased 3% from September
- Cash Contribution margins remained healthy but declined from September as a result of increased power prices in September
- **Power costs expected to decline in November and December**



BTC Equivalent Mined
107.75 *
86.84
19.91
Aug 2022
(31 days)
(6%)
101.50
78.05
23.45
Sept 2022
(30 days)
(1%)
100.67
75.08
25.59
Oct 2022 **
(31 days)
BTC Equivalent Mined per day
3.48
2.80
0.64
Aug 2022
(3%)
3.38
2.60
0.78
Sept 2022
(4%)
3.25
2.42
0.83
Oct 2022 **
Hashrate (SHA-256, PH/s)
856.1
606.1
250.0
Aug 2022
4%
894.1
616.2
277.9
Sept 2022
3%
919.7
636.4
283.3
Oct 2022
8%
989.5
719.2
270.3
Nov 13, 2022 ***
Hosted JV
Prop Mining

Note: July - September 2022 hashrate represents monthly average.
* Increased by one bitcoin as a result of forced shutdown.
** Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through.
*** Daily average hashrate.

Consolidated Soluna Computing Non-GAAP Historical Financials[(A)]

Excludes ~$276k and ~$338k of power costs which are passed directly to hosting customer in September and October, respectively

($ in 000s) (Unaudited)

	Actual Q2 21	Actual Q3 21	Actual Q4 21	Actual FY 21	Actual Q1 22	Apr 22	May 22	Jun 22	Actual Q2 22	Jul 22	Aug 22	Sep 22	Actual Q3 22	*Estimate* Oct 22	Estimate YTD 22
Revenue *(Non-GAAP)*	$1,657	$2,368	$7,990	$13,010	$9,264	$3,392	$3,004	$2,280	$8,676	$2,251	$2,388	$1,734	$6,372	$1,640	$25,953
Prop Mining	1,657	2,018	6,261	10,932	7,812	3,017	2,570	1,910	7,497	1,901	1,942	1,546	5,389	1,475	22,173
Hosting	0	349	1,729	2,078	1,452	375	434	370	1,179	350	445	188	984	165	3,780
Electricity/Direct Costs*	$324	$532	$2,302	$3,301	$3,499	$812	$1,151	$1,197	$3,161	$1,600	$1,718	$981	$4,299	$1,033	$11,992
Prop Mining	324	348	1,412	2,227	2,413	547	790	848	2,185	1,157	1,205	858	3,221	940	8,758
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078	93	3,234
Overhead Costs	$72	$132	$639	$952	$722	$398	$336	$429	$1,164	$332	$308	$240	$880	$293	$3,059
Prop Mining**	72	132	639	952	722	398	336	429	1,164	332	308	240	880	278	3,044
Hosting	0	0	0	0	0	0	0	0	0	0	0	0	0	15	15
Adjusted Cost of Cryptocurrency Revenue 2*** *(Non-GAAP)*	$396	$664	$2,941	$4,253	$4,221	$1,211	$1,488	$1,626	$4,325	$1,932	$2,027	$1,220	$5,179	$1,326	$15,050
Prop Mining	396	480	2,051	3,179	3,135	945	1,126	1,278	3,349	1,489	1,514	1,098	4,100	1,218	11,802
Hosting	0	184	890	1,074	1,087	265	362	349	975	443	513	122	1,078	108	3,248
Cash Contribution Margin *(Non-GAAP)*	$1,261	$1,704	$5,049	$8,757	$5,043	$2,181	$1,516	$654	$4,351	$319	$361	$514	$1,194	$314	$10,902
Prop Mining	1,261	1,538	4,210	7,753	4,677	2,071	1,444	633	4,148	412	429	448	1,288	258	10,371
Hosting	0	166	839	1,004	366	110	72	21	203	(93)	(68)	66	(94)	57	531
Cash Contribution % (Non-GAAP)	*76.1%*	*72.0%*	*63.2%*	*67.3%*	*54.4%*	*64.3%*	*50.5%*	*28.7%*	*50.2%*	*14.2%*	*15.1%*	*29.6%*	*18.7%*	*19.2%*	*42.0%*
Prop Mining	*76.1%*	*76.2%*	*67.2%*	*70.9%*	*59.9%*	*68.7%*	*56.2%*	*33.1%*	*55.3%*	*21.7%*	*22.1%*	*29.0%*	*23.9%*	*17.5%*	*46.8%*
Hosting	*n/a*	*47.4%*	*48.5%*	*48.3%*	*25.2%*	*29.3%*	*16.6%*	*5.7%*	*17.3%*	*-26.6%*	*-15.2%*	*35.1%*	*-9.6%*	*34.5%*	*14.1%*
Adjusted Cash Contribution Margin Excluding One Time Events, Projects, Non-cash Charges**** (Non-GAAP)	$1,261	$1,704	$5,179	$8,888	$5,206	$2,605	$1,601	$801	$5,007	$319	$361	$514	$1,194	$365	$11,772

*Includes Electricity and Hosting costs

**Consolidated overhead costs includes small expenses for new Dorothy site

***Excludes Depreciation and R&D Expenses

****Excludes one time events and projects such as shutdowns, tornados and reorganization projects

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Consolidated Soluna Computing Operating Metrics(A)

Key Operating Metrics:	Q2 21[1]	Q3 21[2]	Q4 21[3]	FY 21[4]	Q1 22[5]	Apr 22	May 22	Jun 22	Q2 22[6]	Jul 22	Aug 22	Sep 22	Q3 22[7]	Oct 22	YTD 22[8]
Avg. MW Deployed	3.34	4.85	19.80	9.33	31.17	31.48	36.54	34.21	34.07	35.78	35.15	35.77	35.57	34.49	33.33
Prop Mining	3.34	3.52	12.30	6.39	22.90	24.59	27.82	26.30	26.23	27.39	26.95	26.84	27.06	25.61	25.22
Hosted MW (Legacy)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	
Hosted JV	-	1.99	7.50	5.30	8.27	6.89	8.72	7.91	7.84	8.39	8.20	8.93	8.51	8.88	8.11
Avg. Hashrate (SHA-256, PH/s)	21.49	69.29	428.57	173.12	666.38	733.46	896.62	869.25	833.11	875.70	856.11	894.08	875.30	919.74	778.78
Prop Mining	21.49	38.92	185.19	81.86	418.26	518.72	608.48	603.86	577.02	612.88	606.08	616.19	611.72	636.42	525.60
Hosted JV	-	45.56	243.38	164.25	248.11	214.74	288.14	265.39	256.09	262.82	250.03	277.89	263.58	283.32	253.18
Avg. BTC Price	46,498	42,031	55,932	47,449	41,281	41,435	31,706	24,384	32,508	21,539	22,366	19,805	21,237	19,651	33,159
BTC Equivalent Mined	35.64	56.33	142.85	274.18	224.41	81.87	94.74	93.51	266.89	104.50	106.75	101.50*	300.07	100.67*	782.67
Prop Mining	35.64	48.02	111.95	230.39	189.23	72.80	81.06	78.35	230.62	88.24	86.84	78.05	253.74	75.08	668.68
Hosting	-	8.31	30.91	43.79	35.18	9.06	13.67	15.17	36.26	16.26	19.91	23.45	46.33	25.59	113.99

(1) Average of April 2021 - June 2021

(2) Average of July 2021 - September 2021

(3) Average of October 2021 - December 2021

(4) Average of January 2021 - December 2021

(5) Average of January 2022 - March 2022

(6) Average of April 2022 - June 2022

(7) Average of July 2022 - September 2022

(8) Average of January 2022 - October 2022

* Hosting contract as of September 1, 2022 passes through power costs to the hosting customer. To better illustrate September and October results relative to prior months hosting BTC equivalent mined includes power costs that are passed through. GAAP reporting will require that we present revenue on a net basis since the power costs will be passed through.

(A) Marie excludes pass-through revenue and expenses from Legacy Hosting customers. Electricity/Direct Costs reduced by Marie "Prepaid Lease Cost" August 2021 onward. For details on legacy hosting, see appendix. For more information on these non-GAAP financial measures, please see the section captioned "Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures". To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-gaap revenue, contribution margin, cash contribution margin, adjusted cost of cryptocurrency revenue and adjusted EBITDA contribution. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures

2022 October YTD - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

	YTD October 2022				
($ in 000s) (Unaudited)	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	$1,163	$12,973	$11,869	$0	$26,004
less Legacy Hosting Revenue	0	52	0	0	52
Revenue (Non-GAAP)	$1,163	$12,921	$11,869	$0	$25,953

2022 October YTD - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GA

($ in 000s) (Unaudited)	YTD October 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$1,163**	**$12,973**	**$11,869**	**$0**	**$26,004**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	389	7,247	4,927	0	12,563
Overhead costs	564	8,337	10,887	77	19,865
Total cost of cryptocurrency revenue (GAAP)	**$953**	**$15,585**	**$15,814**	**$77**	**$32,428**
Depreciation	298	7,134	9,385	0	16,818
Project Equipment Repairs	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$655**	**$8,450**	**$6,428**	**$77**	**$15,610**
less Legacy Hosting Cost of Revenue	0	55	0	0	55
less Prepaid Lease Cost	0	505	0	0	505
Adjusted Non-GAAP Cost of Revenue 2**	**$655**	**$7,890**	**$6,428**	**$77**	**$15,050**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 October YTD - Reconciliation Of Non-GAAP Results

Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	YTD October 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$1,163**	**$12,973**	**$11,869**	**$0**	**$26,004**
Cost of cryptocurrency revenue (GAAP)	953	15,585	15,814	77	32,428
Depreciation	298	7,134	9,385	0	16,818
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$508**	**$4,523**	**$5,441**	**($77)**	**$10,394**
plus Prepaid Lease Cost	0	505	0	0	505
plus Legacy Hosting Contribution Margin	0	3	0	0	3
plus Non-recurring overhead expenses (Management Estimate)	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$508**	**$5,031**	**$5,441**	**($77)**	**$10,902**
plus One Time Events, Projects, & Non-cash Charges	58	465	346	0	870
Adjusted Cash Contribution Margin Excluding One Time Events, Projects, & Non-cash Charges (Non-GAAP)	**$566**	**$5,496**	**$5,787**	**($77)**	**$11,772**

2022 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)

	Q3 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	$226	$2,977	$3,170	$0	$6,372
less Legacy Hosting Revenue	0	0	0	0	0
Revenue (Non-GAAP)	$226	$2,977	$3,170	$0	$6,372

2022 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2022 Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$226**	**$2,977**	**$3,170**	**$0**	**$6,372**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	116	2,440	1,742	0	4,299
Overhead costs	152	2,669	4,018	50	6,890
Total cost of cryptocurrency revenue (GAAP)	**$269**	**$5,110**	**$5,761**	**$50**	**$11,188**
Depreciation	96	2,308	3,605	0	6,010
Project Equipment Repairs	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$172**	**$2,802**	**$2,155**	**$49**	**$5,179**
less Legacy Hosting Cost of Revenue	0	0	0	0	0
less Prepaid Lease Cost	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 2**	**$172**	**$2,802**	**$2,155**	**$49**	**$5,179**

*Includes Hosting costs
**Excluding Depreciation and R&D Expenses

2022 Q3 - Reconciliation Of Non-GAAP Results

Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Dorothy	Total
Cryptocurrency revenue (GAAP)	**$226**	**$2,977**	**$3,170**	**$0**	**$6,372**
Cost of cryptocurrency revenue (GAAP)	269	5,110	5,761	50	11,188
Depreciation	96	2,308	3,605	0	6,010
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$54**	**$175**	**$1,014**	**($49)**	**$1,194**
plus Prepaid Lease Cost	0	0	0	0	0
plus Legacy Hosting Contribution Margin	0	0	0	0	0
plus Non-recurring overhead expenses (Management Estimate)	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$54**	**$175**	**$1,014**	**($49)**	**$1,194**
plus One Time Events & Projects	0	0	0	0	0
Adjusted Cash Contribution Margin Excluding One Time Events & Project (Non-GAAP)	**$54**	**$175**	**$1,014**	**($49)**	**$1,194**

*Excludes R&D Expenses, SG&A Expenses

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q2 2022					
	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	$418	$4,236	$4,022	$0	$0	$8,676
less Legacy Hosting Revenue	0	0	0	0	0	0
Revenue (Non-GAAP)	$418	$4,236	$4,022	$0	$0	$8,676

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

Q2 2022

($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	**$418**	**$4,236**	**$4,022**	**$0**	**$0**	**$8,676**
Cost of cryptocurrency revenue (GAAP):						
Electricity/Direct costs*	143	2,122	1,140	0	0	3,405
Overhead costs	240	2,741	3,712	12	0	6,705
Total cost of cryptocurrency revenue (GAAP)	**$383**	**$4,862**	**$4,852**	**$12**	**$0**	**$10,109**
Depreciation	109	2,339	3,090	0	0	5,538
Project Equipment Repairs	0	0	0	0	0	0
Non-recurring overhead expenses	0	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$274**	**$2,523**	**$1,762**	**$12**	**$0**	**$4,571**
less Legacy Hosting Cost of Revenue	0	0	0	0	0	0
less Prepaid Lease Cost	0	244	0	0	0	244
Adjusted Non-GAAP Cost of Revenue 2**	**$274**	**$2,279**	**$1,762**	**$12**	**$0**	**$4,327**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 Q2 - Reconciliation Of Non-GAAP Results

Reconcilation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin

Q2 2022

($ in 000s) (Unaudited)	Soluna Computing					
	Edith	Marie	Sophie	Dorothy	Corporate	Total
Cryptocurrency revenue (GAAP)	**$418**	**$4,236**	**$4,022**	**$0**	**$0**	**$8,676**
Cost of cryptocurrency revenue (GAAP)	383	4,862	4,852	12	0	10,109
Depreciation	109	2,339	3,090	0	0	5,538
Project Equipment Repairs	0	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$144**	**$1,713**	**$2,260**	**($12)**	**$0**	**$4,105**
plus Prepaid Lease Cost	0	244	0	0	0	244
plus Legacy Hosting Contribution Margin	0	0	0	0	0	0
plus Non-recurring overhead expenses (Mana	0	0	0	0	0	0
Cash Contribution Margin (Non-GAAP)*	**$144**	**$1,958**	**$2,260**	**($12)**	**$0**	**$4,349**
plus One Time Events & Projects Adjustment	58	278	320	0	0	656
Cash Contribution Margin (Non-GAAP) excluding One Time Events	**$202**	**$2,236**	**$2,580**	**($12)**	**$0**	**$5,005**

*Excludes R&D Expense, SG&A Expenses

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$517	$4,991	$3,808	$0	$9,316
less Legacy Hosting Revenue	0	52	0	0	52
Revenue (Non-GAAP)	$517	$4,940	$3,808	$0	$9,264

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2022				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	128	2,152	1,546	0	3,827
Overhead costs	171	2,446	2,415	0	5,032
Total cost of cryptocurrency revenue (GAAP)	**$299**	**$4,598**	**$3,961**	**$0**	**$8,859**
Depreciation	93	2,127	2,104	0	4,324
Project Equipment Repairs	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$207**	**$2,471**	**$1,857**	**$0**	**$4,535**
less Legacy Hosting Cost of Revenue	0	55	0	0	55
less Prepaid Lease Cost	0	258	0	0	258
Adjusted Non-GAAP Cost of Revenue 2**	**$207**	**$2,158**	**$1,857**	**$0**	**$4,221**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2022 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin

($ in 000s) (Unaudited)	Q1 2022 Soluna Computing Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$517**	**$4,991**	**$3,808**	**$0**	**$9,316**
Cost of cryptocurrency revenue (GAAP)	299	4,598	3,961	0	8,859
Depreciation	93	2,127	2,104	0	4,324
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$310**	**$2,521**	**$1,950**	**$0**	**$4,781**
plus Prepaid Lease Cost	0	258	0	0	258
plus Legacy Hosting Contribution Margin	0	3	0	0	3
Cash Contribution Margin (Non-GAAP)*	**$310**	**$2,782**	**$1,950**	**$0**	**$5,043**
plus Tornado Impact (Management Estimate)	0	0	0	0	0
plus Forced Shutdown (Management Estimate	0	163	0	0	163
Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown*	**$310**	**$2,945**	**$1,950**	**$0**	**$5,206**

*Excludes R&D Expenses, SG&A Expenses

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$3,648	$7,925	$2,772	$0	$14,345
less Legacy Hosting Revenue	0	1,335	0	0	1,335
Revenue (Non-GAAP)	$3,648	$6,590	$2,772	$0	$13,010

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$3,648**	**$7,925**	**$2,772**	**$0**	**$14,345**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	611	3,712	884	0	5,207
Overhead costs	563	1,280	1,020	0	2,863
Total cost of cryptocurrency revenue (GAAP)	**$1,174**	**$4,992**	**$1,904**	**$0**	**$8,070**
Depreciation	314	1,096	713	0	2,123
Project Equipment Repairs	23	0	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	**$837**	**$3,896**	**$1,191**	**$0**	**$5,924**
less Legacy Hosting Cost of Revenue	0	1,360	0	0	1,360
less Prepaid Lease Cost	0	307	0	0	307
Adjusted Non-GAAP Cost of Revenue 2**	**$837**	**$2,229**	**$1,191**	**$0**	**$4,258**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 FY - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	FY 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$3,648**	**$7,925**	**$2,772**	**$0**	**$14,345**
Cost of cryptocurrency revenue (GAAP)	1,174	4,992	1,904	0	8,070
Depreciation	314	1,096	713	0	2,123
Project Equipment Repairs	23	0	0	0	23
Contribution Margin (Non-GAAP)*	**$2,810**	**$4,030**	**$1,581**	**$0**	**$8,421**
plus Prepaid Lease Cost	0	307	0	0	307
plus Legacy Hosting Contribution Margin	0	25	0	0	25
Cash Contribution Margin (Non-GAAP)*	**$2,810**	**$4,361**	**$1,581**	**$0**	**$8,752**
plus Tornado Impact (Management Estimate)	0	34	102	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado & Shutdown*	**$2,810**	**$4,394**	**$1,682**	**$0**	**$8,887**

*Excludes R&D Expenses, SG&A Expenses

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	$864	$4,933	$2,772	$0	$8,569
less Legacy Hosting Revenue	0	579	0	0	579
Revenue (Non-GAAP)	$864	$4,354	$2,772	$0	$7,990

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$864**	**$4,933**	**$2,772**	**$0**	**$8,569**
Cost of cryptocurrency revenue (GAAP):					
Electricity/Direct costs*	143	2,136	884	0	3,164
Overhead costs	156	1,138	997	0	2,291
Total cost of cryptocurrency revenue (GAAP)	**$299**	**$3,274**	**$1,881**	**$0**	**$5,455**
Depreciation	91	938	713	0	1,742
Project Equipment Repairs	0	0	0	0	0
Adjusted Non-GAAP Cost of Revenue 1**	**$208**	**$2,336**	**$1,169**	**$0**	**$3,712**
less Legacy Hosting Cost of Revenue	0	590	0	0	590
less Prepaid Lease Cost	0	177	0	0	177
Adjusted Non-GAAP Cost of Revenue 2**	**$208**	**$1,569**	**$1,169**	**$0**	**$2,946**

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q4 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q4 2021				
	Soluna Computing				
	Edith	Marie	Sophie	Corporate	Total
Cryptocurrency revenue (GAAP)	**$864**	**$4,933**	**$2,772**	**$0**	**$8,569**
Cost of cryptocurrency revenue (GAAP)	299	3,274	1,881	0	5,455
Depreciation	91	938	713	0	1,742
Project Equipment Repairs	0	0	0	0	0
Contribution Margin (Non-GAAP)*	**$656**	**$2,597**	**$1,604**	**$0**	**$4,856**
plus Prepaid Lease Cost	0	177	0	0	177
plus Legacy Hosting Contribution Margin	0	11	0	0	11
Cash Contribution Margin (Non-GAAP)*	**$656**	**$2,785**	**$1,604**	**$0**	**$5,044**
plus Tornado Impact (Management Estimate)	0	34	102	0	135
Cash Contribution Margin (Non-GAAP) excluding Tornado*	**$656**	**$2,818**	**$1,705**	**$0**	**$5,179**

*Excludes R&D Expenses, SG&A Expenses

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from GAAP Revenue to Non-GAAP Revenue

	Q3 2021							
($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
less Legacy Hosting Revenue	0	757	0	0	757	0	0	757
Revenue (Non-GAAP)	$905	$1,463	$0	$0	$2,368	$1,949	$0	$4,317

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q3 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	140	1,288	0	0	1,428	0	0	1,428
Overhead costs	166	134	15	0	315	0	0	315
Total cost of cryptocurrency revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$0	$0	$1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Adjusted Non-GAAP Cost of Revenue 1**	$203	$1,347	$15	$0	$1,564	$642	$0	$2,206
less Legacy Hosting Cost of Revenue	0	770	0	0	770	0	0	770
less Prepaid Lease Cost	0	130	0	0	130	0	0	130
Adjusted Non-GAAP Cost of Revenue 2**	$203	$446	$15	$0	$664	$642	$0	$1,306

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q3 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin & Cash Contribution Margin (Non-GAAP)

Q3 2021

($ in 000s) (Unaudited)	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,949	$0	$1,949
Cryptocurrency revenue (GAAP)	$905	$2,219	$0	$0	$3,124	$0	$0	$3,124
Cost of product revenue (GAAP)	0	0	0	0	0	661	0	661
Cost of cryptocurrency revenue (GAAP)	306	1,422	15	0	1,743	0	0	1,743
Cost of revenue (GAAP)	$306	$1,422	$15	$0	$1,743	$661	$0	$2,404
Depreciation	81	75	0	0	156	19	0	175
Project Equipment Repairs	23	0	0	0	23	0	0	23
Contribution Margin (Non-GAAP)*	$702	$873	($15)	$0	$1,560	$1,307	$0	$2,867
plus Prepaid Lease Cost	0	130	0	0	130	0	0	130
plus Legacy Hosting Contribution Margin	0	13	0	0	13	0	0	13
Cash Contribution Margin (Non-GAAP)*	$702	$1,016	($15)	$0	$1,703	$1,307	$0	$3,010

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q2 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	208	265	0	0	472	0	0	472
Overhead costs	71	0	1	0	73	0	0	73
Total cost of cryptocurrency revenue (GAAP)	$279	$264	$1	$0	$545	$0	$0	$545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Adjusted Non-GAAP Cost of Revenue 1**	$204	$190	$1	$0	$396	$485	$0	$881

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q2 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)

	Q2 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,647	$0	$1,647
Cryptocurrency revenue (GAAP)	$988	$669	$0	$0	$1,657	$0	$0	$1,657
Cost of product revenue (GAAP)	0	0	0	0	0	502	0	502
Cost of cryptocurrency revenue (GAAP)	279	264	1	0	545	0	0	545
Cost of revenue (GAAP)	$279	$264	$1	$0	$545	$502	$0	$1,047
Depreciation	74	74	0	0	149	17	0	166
Contribution Margin (Non-GAAP)*	$784	$478	($1)	$0	$1,261	$1,162	$0	$2,423

*Excludes R&D Expenses, SG&A Expenses

2021 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Cost of Cryptocurrency Revenue to Adjusted Cost of Revenue (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP):								
Electricity/Direct costs*	120	23	0	0	143	0	0	143
Overhead costs	170	9	6	0	185	0	0	185
Total cost of cryptocurrency revenue (GAAP)	$290	$31	$7	$0	$328	$0	$0	$328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Adjusted Non-GAAP Cost of Revenue 1**	$222	$23	$7	$0	$251	$435	$0	$687

*Includes Hosting costs

**Excluding Depreciation and R&D Expenses

2021 Q1 - Reconciliation Of Non-GAAP Results

Reconciliation from Revenue and Cost of Revenue to Contribution Margin (Non-GAAP)

($ in 000s) (Unaudited)	Q1 2021							
	Soluna Computing							
	Edith	Marie	Sophie	Corporate	Total	MTII	Corporate	Consolidated
Product revenue (GAAP)	$0	$0	$0	$0	$0	$1,337	$0	$1,337
Cryptocurrency revenue (GAAP)	$891	$104	$0	$0	$995	$0	$0	$995
Cost of product revenue (GAAP)	0	0	0	0	0	452	0	452
Cost of cryptocurrency revenue (GAAP)	290	31	7	0	328	0	0	328
Cost of revenue (GAAP)	$290	$31	$7	$0	$328	$452	$0	$780
Depreciation	68	8	0	0	76	17	0	93
Contribution Margin (Non-GAAP)*	$669	$81	($7)	$0	$744	$902	$0	$1,645

*Excludes R&D Expenses, SG&A Expenses

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